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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) December 20, 1996


        Prudential Securities Secured Financing Corporation
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   (Exact name of registrant as specified in its charter)

       Delaware                           333-15611             13-3526694
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   (State or Other Jurisdiction          (Commission        (I.R.S.Employer
        of Incorporation)                 File Number)     Identification No.)


            One New York Plaza
            New York, New York                                    10292
           (Address of Principal                            ---------------
            Executive Offices)                                  (Zip Code)


   Registrant's telephone number, including area code (212) 214-7435
                                                      ---------------

                          No Change
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   (Former name or former address, if changed since last report)


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     Item 5.  Other Events

          In connection with the offering of Wilshire Mortgage Loan Trust 1996-4, Mortgage Pass-Through Certificates, Series 1996-4 (transaction title changed from Series 1996-2 to Series 1996-4 subsequent to distribution of the Computational Materials), described in a Prospectus Supplement dated as of December 23, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                     SIGNATURES



          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                        CORPORATION
                                             as Depositor and on behalf of
                                             Wilshire Mortgage Loan Trust 1996-4
                                        Registrant


                                              By:  /s/Norman Chaleff
                                                 ----------------------------
                                                 Name:   Norman Chaleff
                                                 Title:  Vice President



   Dated:  December 26, 1996

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                              EXHIBIT INDEX


   EXHIBIT NO.                DESCRIPTION                   PAGE NO.
   -----------                -----------                   --------

   99.1                       Related Computational            6
                              Materials (as defined
                              in Item 5 above).